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                                                                 EXHIBIT 99.04

                                                                          Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  SERIES 1995-1


RECEIVABLES


Beginning of the Month Principal Receivables:           $      1,133,414,640.61
Beginning of the Month Finance Charge Receivables:      $         74,061,173.29
Beginning of the Month Discounted Receivables:          $                  0.00
Beginning of the Month Total Receivables:               $      1,207,475,813.90

Removed Principal Receivables:                          $                  0.00
Removed Finance Charge Receivables:                     $                  0.00
Removed Total Receivables:                              $                  0.00

Additional Principal Receivables:                       $                  0.00
Additional Finance Charge Receivables:                  $                  0.00
Additional Total Receivables:                           $                  0.00

Discounted Receivables Generated this Period:           $                  0.00

End of the Month Principal Receivables:                 $      1,092,339,143.74
End of the Month Finance Charge Receivables:            $         70,392,707.68
End of the Month Discounted Receivables:                $                  0.00
End of the Month Total Receivables:                     $      1,162,731,851.42

Special Funding Account Balance                         $                  0.00
Aggregate Invested Amount (all Master Trust Series)     $        973,166,666.00
End of the Month Seller Amount                          $        119,172,477.74
End of the Month Seller Percentage                                       10.91%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                            RECEIVABLES

       30-59 Days Delinquent                            $         35,694,909.55
       60-89 Days Delinquent                            $         24,384,381.82
       90+ Days Delinquent                              $         53,127,542.42
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                                                                          Page 2

       Total 30+ Days Delinquent                        $        113,206,833.79
       Delinquent Percentage                                              9.74%

Defaulted Accounts During the Month                     $         10,301,962.51
Annualized Default Percentage                                            10.91%

Principal Collections                                            144,915,405.53
Principal Payment Rate                                                   12.79%

Total Payment Rate                                                       13.97%

INVESTED AMOUNTS

       Class A Initial Invested Amount                  $        273,750,000.00
       Class B Initial Invested Amount                  $         26,250,000.00

INITIAL INVESTED AMOUNT                                 $        300,000,000.00

       Class A Invested Amount                          $        319,375,000.00
       Class B Invested Amount                          $         30,625,000.00

INVESTED AMOUNT                                         $        350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                           30.88%
PRINCIPAL ALLOCATION PERCENTAGE                                          30.88%

MONTHLY SERVICING FEE                                   $            437,500.00

INVESTOR DEFAULT AMOUNT                                 $          3,181,256.32

CLASS A AVAILABLE FUNDS

CLASS A FLOATING PERCENTAGE                                              91.25%

       Class A Finance Charge Collections               $          7,093,477.25
       Other Amounts                                    $                  0.00
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                                                                          Page 3

TOTAL CLASS A AVAILABLE FUNDS                           $          7,093,477.25

       Class A Monthly Interest                         $          1,380,631.51
       Class A Servicing Fee                            $            399,218.75
       Class A Investor Default Amount                  $          2,902,896.39

TOTAL CLASS A EXCESS SPREAD                             $          2,410,730.60

REQUIRED AMOUNT                                         $                  0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                               8.75%

       Class B Finance Charge Collections               $            680,196.43
       Other Amounts                                    $                  0.00

TOTAL CLASS B AVAILABLE FUNDS                           $            680,196.43

       Class B Monthly Interest                         $            136,217.45
       Class B Servicing Fee                            $             38,281.25

TOTAL CLASS B EXCESS SPREAD                             $            505,697.73

EXCESS SPREAD--

TOTAL EXCESS SPREAD                                     $          2,916,428.33

       Excess Spread Applied to Required Amount         $                  0.00

       Excess Spread Applied to Class A Investor        $                  0.00
       Charge Offs

       Excess Spread Applied to Class B Items           $            278,359.93

       Excess Spread Applied to Class B Investor        $                  0.00
       Charge Offs
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                                                                          Page 4

       Excess Spread Applied to Monthly Cash            $             19,140.63
       Collateral Fee

       Excess Spread Applied to Cash Collateral         $                  0.00
       Account

       Excess Spread Applied to other amounts owed      $                  0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                             $          2,618,927.77

EXCESS FINANCE CHARGES COLLECTIONS--GROUP I--

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                       $          7,578,013.57

SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS--

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO          $                  0.00
SERIES 1995-1

       Excess Finance Charge Collections Applied to     $                  0.00
       Required Amount

       Excess Finance Charge Collections Applied to     $                  0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to     $                  0.00
       Class B Items

       Excess Finance Charge Collections Applied to     $                  0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to     $                  0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to     $                  0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to     $                  0.00
       other amounts owed Cash Collateral Depositor
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                                                                          Page 5

YIELD AND BASE RATE--

       Base Rate (Current Month)                                          6.70%
       Base Rate (Prior Month)                                            7.12%
       Base Rate (Two Months Ago)                                         7.14%

THREE MONTH AVERAGE BASE RATE                                             6.99%

       Portfolio Yield (Current Month)                                   15.75%
       Portfolio Yield (Prior Month)                                     12.03%
       Portfolio Yield (Two Months Ago)                                  12.51%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      13.43%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                             91.25%

       Class A Principal Collections                    $         40,834,395.21

CLASS B PRINCIPAL PERCENTAGE                                              8.75%

       Class B Principal Collections                    $          3,915,626.92

TOTAL PRINCIPAL COLLECTIONS                             $         44,750,022.13

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER       $                  0.00
SERIES

CLASS A AMORTIZATION--

       Controlled Amortization Amount                   $                  0.00
       Deficit Controlled Amortization Amount           $                  0.00

CONTROLLED DISTRIBUTION AMOUNT                          $                  0.00
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                                                                          Page 6

CLASS B AMORTIZATION--

       Controlled Amortization Amount                   $                  0.00
       Deficit Controlled Amortization Amount           $                  0.00

CONTROLLED DISTRIBUTION AMOUNT                          $                  0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL     $         44,750,022.13
SHARING

INVESTOR CHARGE OFFS--

CLASS A INVESTOR CHARGE OFFS                            $                  0.00

CLASS B INVESTOR CHARGE OFFS                            $                  0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                 $                  0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                 $                  0.00

CASH COLLATERAL ACCOUNT--

       Required Cash Collateral Amount                  $         45,500,000.00
       Available Cash Collateral Amount                 $         45,500,000.00

INTEREST RATE CAP PAYMENTS--

       Class A Interest Rate Cap Payments               $                  0.00
       Class B Interest Rate Cap Payments               $                  0.00

TOTAL DRAW AMOUNT                                       $                  0.00
CASH COLLATERAL ACCOUNT SURPLUS                         $                  0.00


                                         First USA Bank, NA,
                                         as Servicer


                                         By: /s/ Tracie H. Klein
                                            ___________________________
                                             Tracie H. Klein
                                             First Vice President